Empiric Core Equity Fund

Class A: EMCAX

Class C: EMCCX

November 27, 2013

The information in this Supplement amends certain information contained in the currently effective Prospectus and Summary Prospectus for the Fund, each dated  April 5, 2013, and should be read in conjunction with such Prospectus and Summary Prospectus, and any Supplement to the Prospectus.

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At a meeting held on November 26, 2013, the Board of Trustees of the Trust, based on the recommendation of Empiric Advisors, Inc. (the “Advisor”), approved the following changes to the Fund:

1)  a change in the name of the Fund to the Empiric 2500 Fund; and

2)  changes in the Fund’s principal investment strategies, including the removal of the Fund’s investment policy requiring the Fund to invest at least 80% of its net assets in equity securities such as common stocks that the Advisor deems to be undervalued and that have characteristics the Advisor deems to likely cause those stocks to appreciate in the near future.

The changes in the name of the Fund to the Empiric 2500 Fund and to the Fund’s principal investment strategies will become effective on or about February 1, 2014.

The Fund’s revised investment policies and strategies will be set forth in a new prospectus and summary prospectus dated on or about February 1, 2014

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information, each dated April 5, 2013, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-888-839-7424 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.